INCOME TAX EXPENSE (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
INCOME TAX EXPENSE
Income tax (benefit) expense	$ (6,201)	$ 7,610
Pre-tax loss	$ 33,846	$ 65,983
Average effective tax rate	18.00%
Current tax expense	$ 100
Deferred tax benefit	$ 6,300
Applicable tax rate	30.00%
Derecognition of deferred tax assets	$ 300
Tax expense related to US tax rates	3,200
Withholding tax on U.S. source interest income	500
Net deferred tax liabilities	$ 8,900